UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22527

FEG ABSOLUTE ACCESS FUND I LLC
(Exact name of registrant as specified in charter)

201 EAST FIFTH STREET, SUITE 1600
CINCINNATI, OHIO 45202
(Address of principal executive offices) (Zip code)

RYAN WHEELER
201 EAST FIFTH STREET, SUITE 1600
CINCINNATI, OHIO 45202
(Name and address of agent for service)

Registrant's telephone number, including area code: 888-268-0333

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to  Secretary,  Securities  and Exchange  Commission,  100 F Street, NW, Washington,  DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

FINANCIAL STATEMENTS FEG Absolute Access Fund I LLC Year Ended March 31, 2017 With Report of Independent Registered Public Accounting Firm

FEG Absolute Access Fund I LLC

Financial Statements

Year Ended March 31, 2017

Contents

Report of Independent Registered Public Accounting Firm	1

Statement of Assets and Liabilities	2
Statement of Operations	3
Statements of Changes in Net Assets	4
Statement of Cash Flows	5
Financial Highlights	6
Notes to Financial Statements	7

Other Information (Unaudited)

Company Management	13
Other Information	15
Privacy Policy	17

Financial Statements of FEG Absolute Access Fund LLC

FEG Absolute Access Fund I LLC

Report of Independent Registered Public Accounting Firm

March 31, 2017

The Board of Directors and Members of FEG Absolute Access Fund I LLC

We have audited the accompanying statement of assets and liabilities of FEG Absolute Access Fund I LLC (the Fund) as of March 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the portfolio fund manager. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FEG Absolute Access Fund I LLC at March 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
June 22, 2017

1

FEG Absolute Access Fund I LLC

Statement of Assets and Liabilities

March 31, 2017

Assets
Cash	$3,553,449
Investment in FEG Absolute Access Fund LLC, at fair value (cost $295,919,872)	334,976,685
Prepaid expenses and other assets	61,250
Total assets	338,591,384

Liabilities
Capital redemptions payable	3,016,449
Capital subscriptions received in advance	537,000
Professional fees payable	70,539
Accounting and administration fees payable	38,957
Directors fees payable	6,000
Other liabilities	2,628
Total liabilities	3,671,573

Net assets	$334,919,811

Net assets consist of:
Paid-in capital	$337,676,771
Accumulated net investment loss	(13,170,139)
Accumulated net realized gain on investments	6,041,732
Accumulated net unrealized appreciation on investments	4,371,447
Net assets	$334,919,811

Units issued and outstanding (unlimited units authorized)	284,141
Net Asset Value per unit	$1,178.71

See accompanying notes.

2

FEG Absolute Access Fund I LLC

Statement of Operations

Year Ended March 31, 2017

Investment income/(loss) allocated from FEG Absolute Access Fund LLC
Dividend income	$41,173
Expenses	(3,526,504)
Net investment loss allocated from FEG Absolute Access Fund LLC	(3,485,331)

Fund investment income
Withholding tax rebate	22,677

Fund expenses
Professional fees	189,155
Accounting and administration fees	120,505
Compliance monitoring fees	102,083
Custodian fees	31,199
Directors fees	24,000
Tender offer fees	17,615
Printing fees	12,744
Registration fees	12,000
Other expenses	36,357
Total Fund expenses	545,658
Net investment loss	(4,008,312)

Realized and unrealized gain on investments allocated from FEG Absolute Access Fund LLC
Net realized gain on investments	5,304,716
Net change in unrealized appreciation/depreciation on investments	14,115,620
Net realized and unrealized gain on investments allocated from FEG Absolute Access Fund LLC	19,420,336
Net increase in net assets resulting from operations	$15,412,024

See accompanying notes.

3

FEG Absolute Access Fund I LLC

Statements of Changes in Net Assets

	Year Ended March 31, 2017	Year Ended March 31, 2016
Operations
Net investment loss	$(4,008,312)	$(4,261,985)
Net realized gain (loss) on investments	5,304,716	(1,261,567)
Net change in unrealized appreciation/depreciation on investments	14,115,620	(9,744,173)
Net change in net assets resulting from operations	15,412,024	(15,267,725)

Distributions
From net investment income	(2,509,060)	(698,680)
From net realized gains	—	(677,868)
Change in net assets from distributions	(2,509,060)	(1,376,548)

Capital transactions
Capital subscriptions	25,457,110 (1)	57,077,510
Capital reinvestments of distributions	2,345,654	1,309,866
Capital redemptions(2)	(39,301,470)	(29,552,143)
Net change in net assets resulting from capital transactions	(11,498,706)	28,835,233

Net change in net assets	1,404,258	12,190,960

Net assets at beginning of year	333,515,553	321,324,593
Net assets at end of year	$334,919,811	$333,515,553

Accumulated net investment loss	$(13,170,139)	$(3,261,320)

Units transactions
Units sold	21,750	48,236
Units reinvested	2,004	1,150
Units redeemed	(33,903)	(25,283)
Net change in units	(10,149)	24,103

(1)	Includes a $10 subscription from FEG Investors, LLC (the Investment Manager) for Class II Units, which was the only activity for Class II Units during the year ended March 31, 2017.

(2)	Net of early repurchase fees in the amount of $1,433 and $0, respectively.

See accompanying notes.

4

FEG Absolute Access Fund I LLC

Statement of Cash Flows

Year Ended March 31, 2017

Operating activities
Net increase in net assets resulting from operations	$15,412,024
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(25,459,846)
Proceeds from sales of investments	40,002,746
Net investment loss allocated from FEG Absolute Access Fund LLC	3,485,331
Net realized gain on investments allocated from FEG Absolute Access Fund LLC	(5,304,716)
Net change in unrealized appreciation/depreciation on investments allocated from FEG Absolute Access Fund LLC	(14,115,620)
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(30,917)
Professional fees payable	38,451
Accounting and administration fees payable	(2,349)
Other liabilities	(17,486)
Net cash provided by operating activities	14,007,618

Financing activities
Proceeds from capital subscriptions	25,994,110
Dividends paid to shareholders, net of reinvestments	(163,406)
Payments for capital redemptions	(37,770,358)
Net cash used in financing activities	(11,939,654)

Net change in cash	2,067,964
Cash at beginning of year	1,485,485
Cash at end of year	$3,553,449

Supplemental disclosure of cash flow information
Non-cash distribution fully reinvested	$2,345,654

See accompanying notes.

5

FEG Absolute Access Fund I LLC

Financial Highlights

	Year Ended March 31,
	2017	2016	2015	2014
Per unit operating performances:(1)(2)
Net asset value per unit, beginning of year	$1,133.29	$1,189.27	$1,135.93	$1,062.22
Income (loss) from investment operations:
Net investment loss	(14.62)	(13.72)	(6.07)	(5.98)
Net realized and unrealized gain (loss) on investments	68.75	(37.63)	59.41	79.69
Total change in per unit value from investment operations	54.13	(51.35)	53.34	73.71

Distributions paid from:
Net investment income	(8.71)	(2.35)	—	—
Net realized gains	—	(2.28)	—	—
Total distributions to shareholders	(8.71)	(4.63)	—	—

Net asset value per unit, end of year	$1,178.71	$1,133.29	$1,189.27	$1,135.93

	Year Ended March 31,
	2017	2016	2015	2014	2013
Ratios to average net assets:(3)
Total expenses	1.23%	1.27%	1.34%	1.56%	1.39%
Net investment loss	(1.22)%	(1.27)%	(1.34)%	(1.56)%	(1.39)%

Total return	4.78%	(4.32)%	4.70%	6.94%	8.24%
Portfolio turnover	6.43%	12.33%	28.75%	17.93%	7.96%
Net assets end of year (000's)	$334,920	$333,516	$321,325	$239,771	$159,565

(1)	Selected data is for a single unit outstanding throughout the year.

(2)	Effective April 1, 2013, the Fund was unitized.

(3)	The ratios include the Fund’s proportionate share of income and expenses allocated from FEG Absolute Access Fund LLC.

See accompanying notes.

6

FEG Absolute Access Fund I LLC

Notes to Financial Statements

Year Ended March 31, 2017

1. Organization

FEG Absolute Access Fund I LLC (the “Fund”) was organized as a limited liability company under the laws of the State of Delaware on January 20, 2011 and commenced operations on April 1, 2011. Prior to December 31, 2015 the Fund was known as FEG Absolute Access TEI Fund LLC. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The business and operations of the Fund are managed and supervised under the direction of the Board of Directors (the “Board”). The objective of the Fund is to achieve capital appreciation in both rising and falling markets, although there can be no assurance that the Fund will achieve this objective. Effective January 1, 2015, the Fund attempts to achieve its investment objective by investing all or substantially all of its assets directly in FEG Absolute Access Fund LLC (“FEG Absolute Access Fund”), a limited liability company organized under the laws of the State of Delaware and registered under the 1940 Act. The Fund and FEG Absolute Access Fund are managed by FEG Investors, LLC (the “Investment Manager”), an investment manager registered under the Investment Advisers Act of 1940, as amended. FEG Absolute Access Fund’s Board of Directors (the “FEG Absolute Access Fund Board”) has overall responsibility for the management and supervision of FEG Absolute Access Fund’s operations. To the extent permitted by applicable law, the FEG Absolute Access Fund Board may delegate any of its respective rights, powers and authority to, among others, the officers of FEG Absolute Access Fund, any committee of the FEG Absolute Access Fund Board, or the Investment Manager.

Units of limited liability company interest (“Units”) of the Fund are offered only to investors (“Members”) that represent that they are an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “1933 Act”).

The Second Amended and Restated Limited Liability Company Operating Agreement (as it may be further amended, the “Operating Agreement”) for the Fund was approved by the Board at a meeting held on August 18, 2014, and by Members at a meeting held on December 12, 2014. The Operating Agreement: (a) allows the Fund to elect to be classified, for purposes of U.S. federal income tax, as a corporation that intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”); and (b) permits the creation of multiple classes of Units of the Fund. The SEC granted the Fund an Exemptive Order on September 9, 2015 permitting the Fund to offer multiple classes of Units. The Fund’s registration statement permits it to offer two additional classes of Units. During the year ended March 31, 2017, the Fund received a $10 subscription from the Investment Manager as the initial investment for an additional class of units, Class II Units. There have been no other transactions involving Class II Units during the year ended March 31, 2017. Class II Units are expected to commence operations at an appropriate time in the future when additional subscriptions are available. When Class II Units commence operations, it is expected that the existing units of the Fund will be designated as Class I Units. As of March 31, 2017, no additional classes of units had commenced operations.

UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation, serves as the Fund’s administrator (the “Administrator”). The Fund has entered into an agreement with the Administrator to perform general administrative tasks for the Fund, including but not limited to maintenance of the books and records of the Fund and the capital accounts of the Members of the Fund.

2. Significant Accounting Policies

The Fund is an investment company, and as such, these financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

7

FEG Absolute Access Fund I LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Use of Estimates

The financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

Calculation of Net Assets and Net Asset Value per Unit

The Fund calculates its net assets as of the close of business on the last business day of each calendar month and the last day of each fiscal period. In determining its net assets, the Fund values its investments as of such month-end or as of the end of such fiscal period, as applicable. The net assets of the Fund equals the value of the total assets of the Fund less liabilities, including accrued fees and expenses, each determined as of the date the Fund’s net assets is calculated. The Net Asset Value per Unit equals net assets divided by Units outstanding.

Investment in FEG Absolute Access Fund LLC

The Fund records its investment in FEG Absolute Access Fund at fair value which is represented by the Fund’s units held in FEG Absolute Access Fund valued at their per unit net asset value. Valuation of investment funds and other investments held by FEG Absolute Access Fund is discussed in the notes to FEG Absolute Access Fund’s financial statements. The performance of the Fund is directly affected by the performance of FEG Absolute Access Fund. The financial statements of FEG Absolute Access Fund, which accompany this report, are an integral part of these financial statements. Refer to the accounting policies disclosed in the financial statements of FEG Absolute Access Fund for additional information regarding significant accounting policies that affect the Fund. As of March 31, 2017, the Fund owned 88.02% of the units of FEG Absolute Access Fund.

Taxation and Distributions to Members

For periods prior to January 1, 2015, the Fund, as a limited liability company, was classified as a partnership for federal tax purposes. Accordingly, no provision for federal income taxes was required. Components of net assets reflected in the Statement of Assets and Liabilities are reported on a tax basis, removing historical information prior to January 1, 2015.

Effective January 1, 2015, the Fund elected to be treated as a corporation for federal income tax purposes, and it further intends to elect to be treated, and expects each year to qualify, as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund will not be subject to federal income tax on that part of its taxable income that it distributes to its investors. Taxable income consists generally of net investment income and net capital gains. The Fund intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains, resulting in no provision requirements for federal income or excise taxes.

Management has analyzed the Fund’s tax positions for all open tax years, which include the years ended December 31, 2013 through December 31, 2016, and has concluded that as of March 31, 2017, no provision for income taxes is required in the financial statements. Therefore, no additional tax expense, including any interest and penalties, was recorded in the current year and no adjustments were made to prior periods. To the extent the Fund recognizes interest and penalties, they are included in interest expense and other expenses, respectively, in the Statement of Operations.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense, and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

8

FEG Absolute Access Fund I LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Additionally, U.S. GAAP requires certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable to partnerships and passive foreign investment companies adjustments. These reclassifications have no effect on net assets or Net Asset Value per Unit. For the tax year ended December 31, 2016, the following amounts were reclassified:

Paid-in capital	$1,392,864
Accumulated net investment loss	(3,391,447)
Accumulated net realized gain on investments	1,998,583

As of March 31, 2017, the federal tax cost of investments and unrealized appreciation/(depreciation) were as follows:

Gross unrealized appreciation	$38,094,618
Gross unrealized depreciation	—
Net unrealized appreciation	$38,094,618
Cost of investments	$296,882,067

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in investment transactions.

As of December 31, 2016, the Fund had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Short-Term	Long-Term
Non-Expiring	$2,426,779	$806,070

The tax character of distributions paid during the tax years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$2,509,060	$924,636
Net long term capital gains	—	451,912
Total taxable distributions	2,509,060	1,376,548
Total distributions paid	$2,509,060	$1,376,548

Capital Subscriptions Received in Advance and Capital Redemptions Payable

Capital subscriptions received in advance are comprised of cash received on or prior to fiscal year-end for which Units are issued on the the first day of the following fiscal year. Capital contributions received in advance do not participate in the earnings of the Fund until such Units are issued. Capital redemptions payable are comprised of requests for redemptions that were effective at fiscal-year end but were paid subsequent to fiscal year-end.

9

FEG Absolute Access Fund I LLC

Notes to Financial Statements (continued)

3. Related Party Transactions

The Investment Manager receives from FEG Absolute Access Fund a monthly management fee (the “Management Fee”) equal to 1/12 of 0.85% of the FEG Absolute Access Fund’s month-end members’ capital balances. The Fund indirectly incurs the Management Fee as a member of FEG Absolute Access Fund.

Each member of the Board who is not an “interested person” of the Fund (the “Independent Directors”), as defined by the 1940 Act, receives a quarterly retainer of $3,000. In addition, all Independent Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. The Independent Directors’ fees totaled $24,000 for the year ended March 31, 2017, of which $6,000 was payable as of March 31, 2017.

4. Capital

Members may be admitted when permitted by the Board. Generally, Members will only be admitted as of the beginning of a calendar month but may be admitted at any other time in the discretion of the Board. The minimum initial investment is $50,000, and additional contributions from existing Members may be made in a minimum amount of $25,000, although the Board may waive such minimums in certain cases.

No Member will have the right to require the Fund to redeem its Units. Rather, the Board may, from time to time and in its complete and absolute discretion, cause the Fund to offer to repurchase Units from Members pursuant to written requests by Members on such terms and conditions as it may determine. However, because all or substantially all of the Fund’s assets will be invested in FEG Absolute Access Fund, the Fund generally will find it necessary to liquidate a portion of its FEG Absolute Access Fund units in order to satisfy repurchase requests. Because FEG Absolute Access Fund’s units may not be transferred, the Fund may withdraw a portion of its FEG Absolute Access Fund units only pursuant to repurchase offers by FEG Absolute Access Fund. Therefore, the Fund does not expect to conduct a repurchase offer for Units unless FEG Absolute Access Fund contemporaneously conducts a repurchase offer for FEG Absolute Access Fund units.

In determining whether the Fund should offer to repurchase Units from Members pursuant to written requests, the Board will consider, among other things, the recommendation of the Investment Manager. The Investment Manager expects that it will recommend to the FEG Absolute Access Fund Board that FEG Absolute Access Fund repurchases FEG Absolute Access Fund units from members twice a year, effective as of June 30th and December 31st each year. The repurchase amount will be determined by the FEG Absolute Access Fund Board in its complete and absolute discretion, but is expected to be no more than approximately 25% of FEG Absolute Access Fund’s outstanding units.

FEG Absolute Access Fund will make repurchase offers, if any, to all holders of FEG Absolute Access Fund units, including the Fund. The Fund does not expect to make a repurchase offer that is larger than the portion of FEG Absolute Access Fund’s corresponding repurchase offer expected to be available for acceptance by the Fund. Consequently, the Fund will conduct repurchase offers on a schedule and in amounts that will depend on FEG Absolute Access Fund’s repurchase offers.

Subject to the considerations described above, the aggregate value of Units to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Units. Therefore, the Fund may determine not to conduct a repurchase offer at a time that FEG Absolute Access Fund conducts a repurchase offer.

10

FEG Absolute Access Fund I LLC

Notes to Financial Statements (continued)

4. Capital (continued)

The Board also will consider the following factors, among others, in making such determination: (i) whether FEG Absolute Access Fund is making a contemporaneous repurchase offer for FEG Absolute Access Fund units, and the aggregate value of FEG Absolute Access Fund units that FEG Absolute Access Fund is offering to repurchase; (ii) the liquidity of the assets of the applicable fund; (iii) the investment plans and working capital requirements of the applicable fund; (iv) the relative economies of scale with respect to the size of the applicable fund; (v) the history of the applicable fund in repurchasing Units; (vi) the conditions in the securities markets and economic conditions generally; and (vii) the anticipated tax consequences of any proposed repurchases of Units.

The Operating Agreement and the FEG Absolute Access Fund operating agreement each provides that the respective entity will be dissolved if any Member that has submitted a written request, in accordance with the terms of the applicable Operating Agreement, to tender all of such Member’s Units or FEG Absolute Access Fund’s units, as applicable, for repurchase by the applicable fund has not been given the opportunity to so tender within a period of two (2) years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period). Such a dissolution of the FEG Absolute Access Fund would likely result in a determination to dissolve the Fund.

When the Board determines that the Fund will offer to repurchase Units (or portions of Units), written notice will be provided to Members that describes the commencement date of the repurchase offer, and specifies the date on which repurchase requests must be received by the Fund (the “Repurchase Request Deadline”).

For Members tendering all of their Units in the Fund, Units will be valued for purposes of determining their repurchase price as of a date approximately 95 days after the Repurchase Request Deadline (the “Full Repurchase Valuation Date”). The amount that a Member who is tendering all of its Units in the Fund may expect to receive on the repurchase of such Member’s Units will be the value of the Member’s capital account determined on the Full Repurchase Valuation Date, and the Fund will generally not make any adjustments for final valuations based on adjustments received from FEG Absolute Access Fund, and the withdrawing Member (if such valuations are adjusted upwards) or the remaining Members (if such valuations are adjusted downwards) will bear the risk of change of any such valuations.

Members who tender a portion of their Units in the Fund (defined as a specific dollar value in their repurchase request), and which portion is accepted for repurchase by the Fund, will receive such specified dollar amount. Within five days of the Repurchase Request Deadline, each Member whose Units have been accepted for repurchase will be given a non-interest bearing, non-transferable promissory note by the Fund entitling the Member to be paid an amount equal to 100% of the unaudited net asset value of such Member’s capital account (or portion thereof) being repurchased, determined as of the Full Repurchase Valuation Date (after giving effect to all allocations to be made as of that date to such Member’s capital account). The note will entitle the Member to be paid within 30 days after the Full Repurchase Valuation Date, or ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from its investment in FEG Absolute Access Fund), whichever is later (either such date, a “Payment Date”). Notwithstanding the foregoing, if a Member has requested the repurchase of 90% or more of the Units held by such Member, such Member shall receive (i) a non-interest bearing, non-transferable promissory note, in an amount equal to 90% of the estimated unaudited net asset value of such Member’s capital account (or portion thereof) being repurchased, determined as of the Full Repurchase Valuation Date (after giving effect to all allocations to be made as of that date to such Member’s capital account) (the “Initial Payment”), which will be paid on or prior to the Payment Date; and (ii) a promissory note entitling the holder thereof to the balance of the proceeds, to be paid within 30 days following the completion of the Fund’s next annual audit, which is expected to be completed within 60 days after the end of the Fund’s fiscal year. The note will be held by the Administrator on the Member’s behalf. Upon written request by a Member to the Administrator, the Administrator will mail the note to the Member at the address of the Member as maintained in the books and records of the Fund.

11

FEG Absolute Access Fund I LLC

Notes to Financial Statements (continued)

4. Capital (continued)

In the event that a Member requests a repurchase of a capital account amount that had been contributed to the Fund within 18 months of the date of the most recent repurchase offer, the Board may require payment of a repurchase fee payable to the Fund in an amount equal to 2.00% of the repurchase price. The repurchase fee is intended to compensate the Fund for expenses related to such repurchase. Subscriptions shall be treated on a “first-in, first-out basis.” Otherwise, the Fund does not intend to impose any charges on the repurchase of Units.

If Members request that the Fund repurchase a greater number of Units than the repurchase offer amount as of the Repurchase Request Deadline, as determined by the Board in its complete and absolute discretion, the Fund shall repurchase the Units pursuant to repurchase requests on a pro rata basis, disregarding fractions, according to the portion of the Units requested by each Member to be repurchased as of the Repurchase Request Deadline.

A Member who tenders some but not all of the Member’s Units for repurchase will be required to maintain a minimum capital account balance of $50,000. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

5. Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is not known. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Subsequent Events

The Investment Manager evaluated subsequent events through the date the financial statements were issued, and concluded that, there were no recognized or unrecognized subsequent events that required disclosure in or adjustment to the Fund’s financial statements.

12

FEG Absolute Access Fund I LLC

Company Management

(unaudited)

The identity of the Board Members and brief biographical information as of March 31, 2017 is set forth below. The Company’s Statement of Additional Information includes additional information about the Board Members and is available, without charge, by calling 1-888-268-0333.

INDEPENDENT DIRECTORS
Name, Date Of Birth, And Address	Position(s) Held With The Company	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Director	Number Of Portfolios In Fund Complex Overseen By Director
David Clark Hyland August 13, 1963 6596 Madeira Hills Drive, Cincinnati, OH 45243	Director; Chairman of Audit Committee	Indefinite; Since Inception	Associate Professor of Finance, Xavier University since 2008; Board of Advisors, Sterling Valuation Group, 2006-present.	4
Gregory James Hahn January 23, 1961 2565 Durbin Drive, Carmel, IN 46032	Director; Audit Committee Member	Indefinite; Since Inception	Chief Investment Officer, Portfolio Manager, Investment Strategy, Winthrop Capital Management, LLC since 2007.	4

INTERESTED DIRECTORS AND OFFICERS
Name, Date Of Birth, And Address	Position(s) Held With The Company	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Director or Officer	Number Of Portfolios In Fund Complex Overseen By Director Or Officer
Ryan S.Wheeler February 6, 1979 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	President; Secretary	Indefinite; Since February 2017 (President) and Inception (Secretary)	Director of Fund Operations since 2012 and Research Analyst from 2008-2012, Fund Evaluation Group, LLC.	4
Mary T. Bascom April 24, 1958 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Treasurer	Indefinite; Since Inception	Chief Financial Officer since 1999, Fund Evaluation Group, LLC.	4

13

FEG Absolute Access Fund I LLC

Company Management (continued)

(unaudited)

INTERESTED DIRECTORS AND OFFICERS (continued)
Name, Date Of Birth, And Address	Position(s) Held With The Company	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Director or Officer	Number Of Portfolios In Fund Complex Overseen By Director Or Officer
Julie T. Thomas July 10, 1962 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Chief Compliance Officer	Indefinite; Since December 2016	Chief Compliance Officer, Fund Evaluation Group, LLC, since November 2015; Vice President, Deputy Chief Compliance Officer, The Ohio National Life Insurance Company, January 2015-November 2015; Chief Compliance Officer, 2013-2015, Director, Fund Compliance, 2012-2013, Fund Compliance Officer, 2011-2012; Suffolk Capital Management LLC, Fiduciary Capital Management, LLC, Ohio National Investments, Inc., and Ohio National Fund.	4
Kevin J. Conroy December 14, 1977 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Vice President	Indefinite; Since August 2016	Vice President of Hedged Strategies and Assistant Portfolio Manager since 2014, Senior Analyst of Hedged Strategies, 2012-2014, Analyst of Hedged Strategies, 2011-2012, Fund Evaluation Group, LLC.	4

14

FEG Absolute Access Fund I LLC

Other Information

(unaudited)

Information on Proxy Voting

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-268-0333. It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-268-0333, and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Report Schedule

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Management and Sub-Advisory Agreements

At a meeting of the Board of the Fund and the FEG Absolute Access Fund Board (together, the “Board”) held on February 21, 2017, by a unanimous vote, the FEG Absolute Access Fund Board, including a majority of the Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”), approved the continuation of the investment management agreement (the “Investment Management Agreement”) between the Investment Manager and FEG Absolute Access Fund and the sub-advisory agreement among the Investment Manager, Sub-Adviser and FEG Absolute Access Fund (the “Sub-Advisory Agreement”, and together with the Investment Management Agreement, the “Advisory Agreements”).

In advance of the meeting, the Directors requested and received extensive materials from the Investment Manager and Sub-Adviser to assist them in considering the approval of the Advisory Agreements. The materials provided by the Investment Manager and Sub-Adviser contained information including detailed comparative information relating to the performance, advisory fees and other expenses of the FEG Absolute Access Fund and the Fund (together, the “Funds”).

The Board engaged in a detailed discussion of the materials with management of the Investment Manager and Sub-Adviser. The Board then met in executive session with the counsel to the Independent Directors for a full review of the materials. Following this session, the meeting reconvened and after further discussion the Board determined that the information presented provided a sufficient basis upon which to approve the Advisory Agreements.

Discussion of Factors Considered

The Board considered, among other things: (1) the nature and quality of the advisory services rendered, including, the complexity of the services provided; (2) the experience and qualifications of the personnel providing such services; (3) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (4) the direct and indirect costs that may be incurred by the Investment Manager, the Sub-Adviser and their affiliates in performing advisory services for the Funds, the basis of determining and allocating these costs, and the estimated profitability to the Investment Manager and its affiliates in performing such services; (5) possible economies of scale arising from any anticipated growth of the Funds and the extent to which these would be passed on to the Funds; (6) other compensation or possible benefits to the Investment Manager, the Sub-Adviser and their affiliates arising from their advisory and other relationships with the Funds; (7) possible alternative fee structures or bases for determining fees; (8) the fees charged by the Investment Manager and other investment managers to similar clients and in comparison to industry fees for similar services; (9) the allocation of total fees between the Investment

15

FEG Absolute Access Fund I LLC

Other Information (continued)

(unaudited)

Manager and the Sub-Adviser with respect to FEG Absolute Access Fund; and (10) possible conflicts of interest that the Investment Manager and the Sub-Adviser may have with respect to the Funds. It was noted that the Sub-Adviser does not perform similar services for other clients.

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager and the Sub-Adviser to the Funds are appropriate and consistent with the terms of the Funds’ Amended and Restated Limited Liability Company Operating Agreements, that the quality of those services are anticipated to be consistent with industry norms and that the Funds are likely to benefit from the Investment Manager’s and the Sub-Adviser’s management of the Funds’ investment program.

The Board noted FEG Absolute Access Fund’s outperformance when compared against its benchmark for the 1-, 3-, 5- and 7-year time periods.

The Board also concluded that the Investment Manager and the Sub-Adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and have demonstrated their continuing ability to attract and retain qualified personnel.

The Board considered the anticipated costs of the services provided by the Investment Manager, and the compensation and benefits received by the Investment Manager in providing services to the Funds. The Board reviewed the financial statements of the Investment Manager. In addition, the Board considered any direct or indirect revenues which may be received by the Investment Manager, the Sub-Adviser and their affiliates. The Board concluded that the Investment Manager’s anticipated fees and profits to be derived from its relationship with the Funds in light of the Funds’ expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment managers for managing comparable funds. The Board also considered that the subadvisory fee received by InterOcean reflected the overall value of services provided to the Funds and to the Investment Manager, generally. The Board also concluded that the overall expense ratios of the Funds were reasonable, taking into account the projected size of the Funds and the quality of services provided by the Investment Manager.

The Board considered the extent to which economies of scale were expected to be realized relative to fee levels as the Funds’ assets grow.

The Board considered all factors and no one factor alone was deemed dispositive. After further discussion the Board determined that the information presented provided a sufficient basis upon which to approve the Management Agreement and Sub-Advisory Agreement.

Conclusion

After receiving full disclosure of relevant information of the type described above, the Board concluded that the compensation and other terms of the Advisory Agreements were in the best interests of the Funds’ Members.

16

FEG Absolute Access Fund I LLC

Privacy Policy

(unaudited)

In the course of doing business with shareholders, FEG Absolute Access Fund LLC (the “Fund”) collects nonpublic personal information about shareholders. “Nonpublic personal information” is personally identifiable financial information about shareholders. For example, it includes shareholders’ social security number, account balance, bank account information, and purchase and redemption history.

The Fund collects this information from the following sources:

●	Information it receives from shareholders on applications or other forms;
●	Information about shareholder transactions with the Fund and its service providers, or others;
●	Information it receives from consumer reporting agencies (including credit bureaus).

What information does the Fund disclose and to whom does the Fund disclose information?

The Fund only discloses nonpublic personal information collected about shareholders as permitted by law. For example, the Fund may disclose nonpublic personal information about shareholders:

●	To government entities, in response to subpoenas or to comply with laws or regulations.
●	When shareholders direct the Fund to do so or consent to the disclosure.
●	To companies that perform necessary services for the Fund, such as data processing companies that the Fund uses to process shareholders transactions or maintain shareholder accounts.
●	To protect against fraud, or to collect unpaid debts.
●	Information about former shareholders.

If a shareholder closes its account, the Fund will adhere to the privacy policies and practices described in this notice.

How the Fund safeguards information

Within the Fund, access to nonpublic personal information about shareholders is limited to employees and in some cases to third parties (for example, the service providers described above), as permitted by law. The Fund and its service providers maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

17

FINANCIAL STATEMENTS

FEG Absolute Access Fund LLC Year Ended March 31, 2017 With Report of Independent Registered Public Accounting Firm

FEG Absolute Access Fund LLC

Financial Statements
Year Ended March 31, 2017

Contents

Report of Independent Registered Public Accounting Firm	1

Statement of Assets, Liabilities and Members’ Capital	2
Schedule of Investments	3
Statement of Operations	6
Statements of Changes in Members’ Capital	7
Statement of Cash Flows	8
Financial Highlights	9
Notes to Financial Statements	10

Other Information (Unaudited)

Company Management	17
Other Information	19
Privacy Policy	21

FEG Absolute Access Fund LLC

Report of Independent Registered Public Accounting Firm
March 31, 2017

The Board of Directors and Members of FEG Absolute Access Fund LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of FEG Absolute Access Fund LLC (the Fund), including the schedule of investments, as of March 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and portfolio fund managers/administrators or by other appropriate auditing procedures where replies from portfolio fund managers/administrators were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FEG Absolute Access Fund LLC at March 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
June 22, 2017

FEG Absolute Access Fund LLC

Statement of Assets, Liabilities and Members’ Capital
March 31, 2017

Assets
Cash	$1,231,821
Short-term investments (cost $7,757,870)	7,757,870
Investments in Portfolio Funds, at fair value (cost $325,980,150)	370,096,868
Receivable for Portfolio Funds sold	3,233,781
Prepaid expenses and other assets	12,726
Total assets	$382,333,066

Liabilities and members’ capital
Capital withdrawals payable	$957,700
Management fee payable	540,292
Professional fees payable	140,395
Accounting and administration fees payable	90,141
Directors fees payable	6,000
Line of credit fees payable	4,444
Other liabilities	38,053
Total liabilities	1,777,025
Members’ capital	380,556,041
Total liabilities and members’ capital	$382,333,066

Components of members’ capital
Paid-in capital	$314,479,005
Accumulated net investment loss	(22,016,596)
Accumulated net realized gain on investments	43,976,914
Accumulated net unrealized appreciation on investments	44,116,718
Members’ capital	$380,556,041

Units issued and outstanding (unlimited units authorized)	293,807
Net Asset Value per unit	$1,295.26

See accompanying notes.

FEG Absolute Access Fund LLC

Schedule of Investments
March 31, 2017

Investment Name	Cost	Fair Value	Percentage of Members’ Capital	Withdrawals Permitted (1)	Notice Period (1)
Investments in Portfolio Funds: (2)
United States:
Multi-Strategy: (3)
AG Super Fund, L.P.	$577,426	$799,121	0.2%	Annually (5)	60 days
Canyon Balanced Fund, L.P.	19,642,801	20,462,294	5.4	Quarterly (6)	90 days
Claren Road Credit Partners, L.P.	1,704,952	1,545,220	0.4	Quarterly (5)	45 days
CVI Global Value Fund A, L.P., Class H(4)	466,718	1,396,444	0.4	Quarterly (7)	120 days
Eton Park Fund, L.P., Class B(4)	19,227,946	22,117,933	5.8	Quarterly	65 days
Farallon Capital Partners, L.P.(4)	18,060,570	23,640,000	6.2	Annually (5)	45 days
Fir Tree Capital Opportunity Fund, L.P.	17,850,400	23,673,004	6.2	Annually (5)	90 days
Governors Lane Onshore Fund L.P.	14,000,000	14,984,589	3.9	Annually (5)	65 days
GSO Special Situations Fund, L.P.	166,240	314,844	0.1	Semi-Annually (5)	90 days
HBK Multi-Strategy Fund, L.P., Class A	13,497,263	18,895,556	5.0	Quarterly	90 days
Highfields Capital II, L.P.	115,532	113,992	0.0	Annually (7)	60 days
Kepos Alpha Fund, L.P., Class A	18,550,000	17,417,683	4.6	Quarterly (8)	65 days
LibreMax SL Fund, L.P.	1,486,988	1,820,635	0.5	Not Permitted	N/A
MKP Enhanced Opportunity Partners, L.P.	13,500,000	14,442,490	3.8	Monthly	60 days
OZ Asia Domestic Partners, L.P.	17,250,000	21,650,617	5.7	Quarterly (9)	45 days
Rimrock High Income PLUS (QP) Fund, L.P.	20,000,000	21,984,140	5.8	Annually (7)	120 days
Stark Investments, L.P. (4)	2,883	796	0.0	Quarterly	N/A
Stark Investments, L.P., Class A (4)(10)	132,816	137,128	0.0	Quarterly	N/A
Stark Investments, L.P., Class B (4)(11)	4,746	5,532	0.0	Quarterly	N/A
Strategic Value Restructuring Fund, L.P., Class C	12,530,860	15,614,839	4.1	Annually (5)	95 days
Taconic Opportunity Fund, L.P.	4,187,617	5,179,765	1.3	Quarterly	60 days
Total United States	192,955,758	226,196,622	59.4
Cayman Islands:
Multi-Strategy: (3)
Caxton Global Investments Limited, Class T Unrestricted	18,800,000	18,922,885	5.0	Quarterly	45 days
Coastland Relative Value Fund, LLC - Series B	16,000,000	14,713,497	3.8	Quarterly	60 days
Elliott International Limited	25,928,845	30,720,155	8.1	Semi-Annually (7)	60 days
Eton Park Overseas Fund, Ltd.(4)	1,960,350	2,408,723	0.6	Annually (5)	65 days
Graham Global Investment Fund II SPC, Ltd.	13,640,529	11,702,206	3.1	Monthly	3 days
Highfields Capital, Ltd.(4)	19,194,668	22,713,108	6.0	Annually (7)(12)	60 days
Indaba Capital Partners (Cayman), LP	23,000,000	26,131,141	6.9	Quarterly	90 days
Systematica Alternative Markets Fund Limited	14,500,000	16,588,531	4.4	Monthly (5)	30 days
Total Cayman Islands	133,024,392	143,900,246	37.9

Total investments in Portfolio Funds	325,980,150	370,096,868	97.3

See accompanying notes.

FEG Absolute Access Fund LLC

Schedule of Investments (continued)

Investment Name	Cost	Fair Value	Percentage of Members’ Capital
Short-term investments:
United States:
Money market fund:
Federated Goverment Obligations Fund #5, 0.58% (13)	$5,472,009	$5,472,009	1.4%
Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.60% (13)	2,285,861	2,285,861	0.6
Total short-term investments	7,757,870	7,757,870	2.0
Total investments in Portfolio Funds and short-term investments	$333,738,020	377,854,738	99.3

Other assets less liabilities		2,701,303	0.7

Members’ capital		$380,556,041	100.0%

(1)	Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions.

(2)	Non-income producing.

(3)
Absolute return managers, while often investing in the same asset classes as traditional investment managers, do so in a market neutral framework that attempts to arbitrage pricing discrepancies or other anomalies that are unrelated to general market moves. Absolute return strategies are designed to reduce exposure to the market risks that define the broad asset classes and therefore should be viewed as a separate absolute return or diversifying strategy category for asset allocation purposes. An allocation to absolute return strategies can add a potentially valuable element of diversification to a portfolio of traditional investments and can be used by investors as a way to manage the total market risk of their portfolios. Examples of individual strategies that generally fall into this absolute return category include merger arbitrage, fixed income arbitrage, equity market neutral, convertible arbitrage, relative value arbitrage, and other event-driven strategies.

(4)
All or a portion of these investments are held in side-pockets. Such investments generally cannot be withdrawn until removed from the side-pocket, the timing of which cannot be determined. See Note 2 for a discussion of the Fund's investments in side pockets.

(5)	Withdrawals from these Portfolio Funds are permitted after a one-year lockup period from the date of the initial investment.

(6)	Withdrawals from this Portfolio Fund are permitted on a quarterly basis, with 25%, 33 ⅓E%, 50%, and 100% of the total investment becoming eligible for redemption each successive quarter.

(7)	Withdrawals from these Portfolio Funds are permitted after a two-year lockup period from the date of the initial investment.

(8)
In addition to quarterly withdrawals, monthly withdrawals are also permitted from this Portfolio Fund at a limited amount of 33% of the net asset value held by a shareholder subject to a 0.20% redemption fee on the proceeds.

(9)	Withdrawals from this Portfolio Fund are permitted after a one-year and a quarter lockup period from the date of the initial investment.

(10)	Does not include holdback at cost of $147,718, included in receivable for Portfolio Funds sold in the Statement of Assets, Liabilities and Members' Capital.

(11)	Does not include holdback at cost of $3,197, included in receivable for Portfolio Funds sold in the Statement of Assets, Liabilities and Members' Capital.

(12)	In addition to annual withdrawals, semi-annual withdrawals are also permitted from this Portfolio Fund at a limited amount of 25% of the net asset value held by a shareholder.

(13)	The rate shown is the annualized 7-day yield as of March 31, 2017.

See accompanying notes.

FEG Absolute Access Fund LLC

Schedule of Investments (continued)

Type of Investment as a Percentage of Total Members’ Capital (Unaudited):

See accompanying notes.

FEG Absolute Access Fund LLC

Statement of Operations
Year Ended March 31, 2017

Investment income
Dividend income	$47,410

Expenses
Management fees	3,273,299
Accounting and administration fees	347,196
Professional fees	183,827
Line of credit fees	102,241
Custodian fees	40,296
Directors fees	24,000
Insurance expenses	10,710
Line of credit interest expense	5,590
Other expenses	81,621
Total expenses	4,068,780
Net investment loss	(4,021,370)

Realized and unrealized gain on investments
Net realized gain on investments	6,129,817
Net change in unrealized appreciation/depreciation on investments	16,311,181
Net realized and unrealized gain on investments	22,440,998
Net increase in members' capital resulting from operations	$18,419,628

See accompanying notes.

FEG Absolute Access Fund LLC

Statements of Changes in Members’ Capital

	Year Ended March 31, 2017	Year Ended March 31, 2016
Operations
Net investment loss	$(4,021,370)	$(4,183,378)
Net realized gain (loss) on investments	6,129,817	(1,505,465)
Net change in unrealized appreciation/depreciation on investments	16,311,181	(11,589,153)
Net change in members' capital resulting from operations	18,419,628	(17,277,996)

Capital transactions
Capital contributions	27,289,847	59,737,509
Capital withdrawals	(50,629,729)	(55,190,017)
Net change in members' capital resulting from capital transactions	(23,339,882)	4,547,492

Net change in members' capital	(4,920,254)	(12,730,504)

Members' capital at beginning of year	385,476,295	398,206,799
Members' capital at end of year	$380,556,041	$385,476,295

Accumulated net investment loss	$(22,016,596)	$(17,995,226)

Units transactions
Units sold	21,313	46,606
Units redeemed	(39,829)	(43,674)
Net change in units	(18,516)	2,932

See accompanying notes.

FEG Absolute Access Fund LLC

Statement of Cash Flows
Year Ended March 31, 2017

Operating activities
Net increase in members’ capital resulting from operations	$18,419,628
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments in Portfolio Funds	(24,000,000)
Proceeds from sales of investments in Portfolio Funds	56,003,457
Net realized gain on investments	(6,129,817)
Net change in unrealized appreciation/depreciation on investments	(16,311,181)
Purchases of short-term investments, net	(4,666,842)
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(11,937)
Management fee payable	(5,991)
Professional fees payable	31,994
Accounting and administration fees payable	(1,123)
Other liabilities	2,900
Net cash provided by operating activities	23,331,088

Financing activities
Proceeds from line of credit	5,000,000
Payments for line of credit	(5,000,000)
Line of credit fees payable	1,880
Proceeds from capital contributions	26,539,847
Payments for capital withdrawals	(51,320,145)
Net cash used in financing activities	(24,778,418)

Net change in cash	(1,447,330)
Cash at beginning of year	2,679,151
Cash at end of year	$1,231,821

Supplemental disclosure of interest paid	$5,590

See accompanying notes.

FEG Absolute Access Fund LLC

Financial Highlights

	Year Ended March 31,
	2017	2016	2015	2014
Per unit operating performances: (1)(2)
Net asset value per unit, beginning of year	$1,234.22	$1,287.07	$1,225.97	$1,141.52
Income (loss) from investment operations:
Net investment loss	(17.32)	(12.98)	(4.81)	(3.84)
Net realized and unrealized gain (loss) on investments	78.36	(39.87)	65.91	88.29
Total change in per unit value from investment operations	61.04	(52.85)	61.10	84.45

Net asset value per unit, end of year	$1,295.26	$1,234.22	$1,287.07	$1,225.97

	Year Ended March 31,
	2017	2016	2015	2014	2013
Ratios to average members' capital: (3)
Total expenses	1.07%	1.06%	1.06%	1.12%	1.21%
Net investment loss	(1.05)%	(1.04)%	(1.06)%	(1.12)%	(1.21)%

Total return	4.95%	(4.11)%	4.98%	7.40%	8.26%
Portfolio turnover	6.43%	12.33%	28.75%	17.93%	7.96%
Members’ capital end of year (000's)	$380,556	$385,476	$398,207	$314,170	$232,230

(1)	Selected data is for a single unit outstanding throughout the year.

(2)	Effective April 1, 2013, the Company was unitized.

(3)	The ratios do not include investment income or expenses of the Portfolio Funds in which the Company invests.

See accompanying notes.

FEG Absolute Access Fund LLC

Notes to Financial Statements
Year Ended March 31, 2017

1. Organization

FEG Absolute Access Fund LLC (the “Company”) was formed on January 18, 2008, and is a Delaware limited liability company that commenced operations on April 1, 2008. The Company registered with the U.S. Securities and Exchange Commission (the “SEC”) on August 16, 2010, under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Company’s Board of Directors (the “Board”) has overall responsibility for the management and supervision of the Company’s operations. To the extent permitted by applicable law, the Board may delegate any of its respective rights, powers, and authority to, among others, the officers of the Company, any committee of the Board, or the Investment Manager (as defined below). Under the supervision of the Board and pursuant to an investment management agreement, FEG Investors, LLC serves as the investment manager (the “Investment Manager”) to the Company. The Investment Manager is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Pursuant to a sub-advisory agreement with the Investment Manager and the Company, InterOcean Capital, LLC, an investment adviser registered under the Advisers Act, serves as the Company’s sub-adviser (in such capacity, the “Sub-Adviser”). The Sub-Adviser participates by appointing a member of the Investment Manager’s investment policy committee, thereby assisting in oversight of the Company’s investments, making Portfolio Fund Manager (as defined below) selection and termination recommendations and approving significant and strategic asset allocation changes.

The Company’s investment objective is to achieve capital appreciation in both rising and falling markets, although there can be no assurance that the Company will achieve this objective. The Company was formed to capitalize on the experience of the Investment Manager’s principals by creating a fund-of-funds product, which offers professional portfolio fund manager due diligence, selection and monitoring, consolidated reporting, risk monitoring, and access to portfolio fund managers for a smaller minimum investment than would be required for direct investment. The Investment Manager manages the Company by allocating its capital among a number of independent general partners or investment managers (the “Portfolio Fund Managers”) acting through pooled investment vehicles and/or managed accounts (collectively, the “Portfolio Funds”).

Units of limited liability company interest (“Units”) of the Company are offered only to investors (“Members”) that represent that they are an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “1933 Act”).

UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation, serves as the Company’s administrator (the “Administrator”). The Company has entered into an agreement with the Administrator to perform general administrative tasks for the Company, including but not limited to maintenance of the books and records of the Company and the capital accounts of the Members of the Company.

2. Significant Accounting Policies

The Company is an investment company, and as such, these financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates

The financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Calculation of Members’ Capital and Net Asset Value per Unit

The Company calculates its Members’ capital as of the close of business on the last business day of each calendar month and the last day of each fiscal period. In determining its Members’ capital, the Company values its investments as of such month-end or as of the end of such fiscal period, as applicable. The Members’ capital of the Company equals the value of the total assets of the Company less liabilities, including accrued fees and expenses, each determined as of the date the Company’s Members’ capital is calculated. The Net Asset Value per Unit equals Members’ capital divided by Units outstanding.

Investments in Portfolio Funds

The Company values its investments in Portfolio Funds at fair value, which generally represents the Company’s pro rata interest in the members’ capital of the Portfolio Funds, net of management fees and incentive allocations payable to Portfolio Fund Managers. The underlying investments held by the Portfolio Funds are valued at fair value in accordance with the policies established by the Portfolio Funds, as described in their respective financial statements and agreements. Due to the inherent uncertainty of less liquid investments, the value of certain investments held by the Portfolio Funds may differ from the values that would have been used if a ready market existed. The Portfolio Funds may hold investments for which market quotations are not readily available and are thus valued at their fair value, as determined in good faith by their respective Portfolio Fund Managers. Net realized and unrealized gains and losses from investments in Portfolio Funds are reflected in the Statement of Operations. Realized gains and losses from Portfolio Funds are recorded on the average cost basis.

For the year ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investments in Portfolio Funds were $24,000,000 and $59,056,909, respectively.

Certain of the Portfolio Funds may hold a portion of their assets as side-pocket investments (the “Side-Pockets”), which have restricted liquidity, potentially extending over a much longer period of time than the typical liquidity an investment in a Portfolio Fund may provide. Should the Company seek to liquidate its investments in the Side-Pockets, the Company might not be able to fully liquidate its investment without delay, and such delay could be considerable. In such cases, until the Company is permitted to fully liquidate its interest in the Side-Pockets, the value of its investment could fluctuate based on adjustments to the fair value of the Side-Pockets. As of March 31, 2017, 8 of the 29 Portfolio Funds in which the Company invested had all or a portion of their assets held as Side-Pockets. The fair value of these Side-Pockets as of March 31, 2017 was $4,166,427 and represented 1.09% of total Members’ capital.

Fair Value of Financial Instruments

In accordance with ASC 820, Fair Value Measurement, fair value is defined as the price that the Company would receive if it were to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions that market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Company’s investments.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

The inputs are summarized in the three broad levels listed below:

Level 1 – Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 – Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

Level 3 – Inputs to the valuation methodology are unobservable and significant to the fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Short-term investments represent investments in money market funds. Short-term investments are recorded at fair value, which is their published net asset value and are listed in the table below as a Level 1 investment.

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a practical expedient.

The following table represents the investments carried at fair value in the Statement of Assets, Liabilities and Members’ Capital by level within the valuation hierarchy as of March 31, 2017:

Investments	Level 1	Level 2	Level 3	Total
Short-term investments	$7,757,870	$—	$—	$7,757,870
Total	$7,757,870	$—	$—	$7,757,870

In accordance with ASC 820, investments in Portfolio Funds with a fair value of $370,096,868 are excluded from the fair value hierarchy as of March 31, 2017.

The Schedule of Investments categorizes the aggregate fair value of the Company’s investments in the Portfolio Funds by domicile, investment strategy, and liquidity.

The Company discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 for the year ended March 31, 2017.

Investment Transactions and Investment Income

Investment transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date.

Taxation

The Company is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. federal income tax. For income tax purposes, the individual Members will be taxed upon their distributive share of each item of the Company’s profit and loss. The only taxes payable by the Company are withholding taxes applicable to certain investment income.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Management has analyzed the Company’s tax positions for all open tax years, which include the years ended December 31, 2013 through December 31, 2016, and has concluded that as of March 31, 2017, no provision for income taxes is required in the financial statements. Therefore, no additional tax expense, including any interest and penalties, was recorded in the current year and no adjustments were made to prior periods. To the extent the Company recognizes interest and penalties, they are included in interest expense and other expenses, respectively, in the Statement of Operations.

Capital Contributions Received in Advance and Capital Withdrawals Payable

Capital contributions received in advance are comprised of cash received on or prior to fiscal year-end for which Units are issued on the first day of the following fiscal year. Capital contributions received in advance do not participate in the earnings of the Company until such Units are issued. Capital withdrawals payable are comprised of requests for withdrawals that were effective at fiscal year-end but were paid subsequent to fiscal year-end.

3. Investments in Portfolio Funds

The Investment Manager utilizes due diligence processes with respect to the Portfolio Funds and their Portfolio Fund Managers, which are intended to assist management in determining that financial information provided by the underlying Portfolio Fund Managers is reasonably reliable.

The Company has the ability to liquidate its investments in Portfolio Funds periodically in accordance with the provisions of the respective Portfolio Fund’s operating agreement; however, these withdrawal requests may be subject to certain lockup periods such as gates, suspensions, and the Side-Pockets, or other delays, fees, or restrictions in accordance with the provisions of the respective Portfolio Fund’s operating agreement.

The Portfolio Funds in which the Company has investments may utilize a variety of financial instruments in their trading strategies, including equity and debt securities of both U.S. and foreign issuers, options and futures, forwards, and swap contracts. These financial instruments contain various degrees of off-balance-sheet risk, including both market and credit risk. Market risk is the risk of potentially adverse changes to the value of the financial instruments and their derivatives because of the changes in market conditions, such as interest and currency rate movements and volatility in commodity or security prices. Credit risk is the risk of the potential inability of counterparties to perform based on the terms of the contracts, which may be in excess of the amounts recorded in the Portfolio Funds’ respective statement of financial condition. In addition, several of the Portfolio Funds sell securities sold, not yet purchased, whereby a liability is created for the repurchase of the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sales of securities sold, not yet purchased may exceed the amount recorded in the Portfolio Funds’ respective statement of financial condition. However, due to the nature of the Company’s interest in these investment entities, the Company’s risk with respect to such transactions is generally limited to its investment in each Portfolio Fund.

The Company is also subject to liquidity risks, including the risk that the Company may encounter difficulty in generating cash to meet obligations associated with tender requests. Liquidity risk may result from an inability of the Company to sell an interest in a Portfolio Fund on a timely basis at an amount that approximates its fair value. The Portfolio Funds require advance notice for withdrawal requests, generally only permit withdrawals at specified times, and have the right in certain circumstances to limit or delay withdrawals.

The Portfolio Funds provide for compensation to the respective Portfolio Fund Managers in the form of management fees generally ranging from 1.0% to 3.0% annually of members’ capital, and incentive allocations that typically range between 10.0% and 30.0% of profits, subject to loss carryforward provisions, as defined in the respective Portfolio Funds’ operating agreement.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

4. Management Fee and Related Party Transactions

The Investment Manager receives from the Company a monthly management fee (the “Management Fee”) equal to 1/12 of 0.85% of the Company’s month-end Members’ capital balance, prior to reduction for the Management Fee then being calculated (a 0.85% annual rate). The Management Fee is paid monthly in arrears and is prorated with respect to investments in the Company made other than at the beginning of a month. The Management Fee totaled $3,273,299 for the year ended March 31, 2017, of which $540,292 was payable as of March 31, 2017.

The Investment Manager, not the Company, pays the Sub-Adviser a monthly fee equal to 10% of the Management Fee received by the Investment Manager from the Company as of the end of each calendar month. Effective May 11, 2015, the Sub-Adviser agreed to waive any unpaid past and future compensation that did or would exceed 10% of the adjusted income of the Investment Manager attributable to the services that the Investment Manager renders to the Company.

Each member of the Board who is not an “interested person” of the Company (the “Independent Directors”), as defined by the 1940 Act, receives a quarterly retainer of $3,000. In addition, all Independent Directors are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties. The Company’s Independent Director fees totaled $24,000 for the year ended March 31, 2017, of which $6,000 was payable as of March 31, 2017.

As of March 31, 2017, FEG Absolute Access Fund I LLC (formerly, FEG Absolute Access TEI Fund LLC), an affiliated investment company of the Company registered under the 1940 Act and the 1933 Act, owned 88.02% of the Company’s outstanding Units, with a value of $334,976,685.

5. Members’ Capital

In accordance with the Company’s Amended and Restated Limited Liability Company Operating Agreement (as most recently amended and restated on April 1, 2013, and as it may be further amended, the “Operating Agreement”), net profits or net losses are allocated monthly to the Members in proportion to their respective capital accounts. In addition, each Member’s liability is generally limited to its investment in the Company.

Members may be admitted when permitted by the Board. Generally, Members will only be admitted as of the beginning of a calendar month, but may be admitted at any other time at the discretion of the Board. The minimum initial investment is $50,000, and additional contributions from existing Members may be made in a minimum amount of $25,000, although the Board may waive such minimums in certain cases.

No Member will have the right to require the Company to redeem its Units. Rather, the Board may, from time to time and in its complete and absolute discretion, cause the Company to offer to repurchase Units from Members pursuant to written requests by Members on such terms and conditions as it may determine. In determining whether the Company should offer to repurchase Units from Members pursuant to written requests, the Board will consider, among other things, the recommendation of the Investment Manager. The Investment Manager expects that it will recommend such repurchase offers twice a year, effective as of June 30th and December 31st. The repurchase amount will be determined by the Board in its complete and absolute discretion, but is expected to be no more than approximately 25% of the Company’s outstanding Units. The Board also will consider the following factors, among others, in making such determination: (i) whether any Members have requested that the Company repurchase Units; (ii) the liquidity of the Company’s assets; (iii) the investment plans and working capital requirements of the Company; (iv) the relative economies of scale with respect to the size of the Company; (v) the history of the Company in repurchasing Units; (vi) the conditions in the securities markets and economic conditions generally; and (vii) the anticipated tax consequences of any proposed repurchases of Units.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

5. Members’ Capital (continued)

The Company’s Operating Agreement provides that the Company will be dissolved if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member’s Units for repurchase by the Company has not been given the opportunity to so tender within a period of two (2) years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period).

When the Board determines that the Company will offer to repurchase Units (or portions of Units), written notice will be provided to Members that describes the commencement date of the repurchase offer, and specifies the date on which repurchase requests must be received by the Company (the “Repurchase Request Deadline”).

For Members tendering all of their Units in the Company, Units will be valued for purposes of determining their repurchase price as of a date approximately 95 days after the Repurchase Request Deadline (the “Full Repurchase Valuation Date”). The amount that a Member who is tendering all of its Units in the Company may expect to receive on the repurchase of such Member’s Units will be the value of the Member’s capital account determined on the Full Repurchase Valuation Date, and the Company will generally not make any adjustments for final valuations based on adjustments received from the Portfolio Funds, and the withdrawing Member (if such valuations are adjusted upwards) or the remaining Members (if such valuations are adjusted downwards) will bear the risk of change of any such valuations.

Members who tender a portion of their Units in the Company (defined as a specific dollar value in their repurchase request), and which portion is accepted for repurchase by the Company, will receive such specified dollar amount. Within five days of the Repurchase Request Deadline, each Member whose Units have been accepted for repurchase will be given a non-interest bearing, non-transferable promissory note by the Company entitling the Member to be paid an amount equal to 100% of the unaudited net asset value of such Member’s capital account (or portion thereof) being repurchased, determined as of the Full Repurchase Valuation Date (after giving effect to all allocations to be made as of that date to such Member’s capital account). The note will entitle the Member to be paid within 30 days after the Full Repurchase Valuation Date, or ten business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company from the Portfolio Funds, whichever is later (either such date, a “Payment Date”). Notwithstanding the foregoing, if a Member has requested the repurchase of 90% or more of the Units held by such Member, such Member shall receive (i) a non-interest bearing, non-transferable promissory note, in an amount equal to 90% of the estimated unaudited net asset value of such Member’s capital account (or portion thereof) being repurchased, determined as of the Full Repurchase Valuation Date (after giving effect to all allocations to be made as of that date to such Member’s capital account) (the “Initial Payment”), which will be paid on or prior to the Payment Date; and (ii) a promissory note entitling the holder thereof to the balance of the proceeds, to be paid within 30 days following the completion of the Company’s next annual audit, which is expected to be completed within 60 days after the end of the Company’s fiscal year-end. The note will be held by the Administrator on the Member's behalf. Upon written request by a Member to the Administrator, the Administrator will mail the note to the Member at the address of the Member as maintained in the books and records of the Fund.

The Company does not intend to impose any charges on the repurchase of Units.

If Members request that the Company repurchase a greater number of Units than the repurchase offer amount as of the Repurchase Request Deadline, as determined by the Board in its complete and absolute discretion, the Company shall repurchase the Units pursuant to repurchase requests on a pro rata basis, disregarding fractions, according to the portion of the Units requested by each Member to be repurchased as of the Repurchase Request Deadline.

A Member who tenders some but not all of the Member’s Units for repurchase will be required to maintain a minimum capital account balance of $50,000. The Company reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

6. Indemnifications

The Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is not known. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Credit Facility

Effective September 30, 2013 (the “Closing Date”), the Company entered into a $20 million line of credit facility (the “LOC”) used for cash management purposes, such as providing liquidity for investments and repurchases. A fee of 50 basis points (0.50%) per annum is payable monthly in arrears on the unused portion of the LOC, while the interest rate charged on borrowings on the LOC is the 1-month London Interbank Offer Rate plus a spread of 200 basis points (2.00%). The average interest rate and average daily loan balance for the 15 days the Company had outstanding borrowings under the LOC were 2.78% and $5,000,000, respectively, for the fiscal year ended March 31, 2017. As of March 31, 2017, the unused amount of the LOC was $20,000,000.

Assets permitted as investment collateral include U.S. marketable obligations, bankers’ acceptance and certificates of deposit, money market accounts, demand deposits, and time deposits. Effective October 1, 2016, the LOC agreement was amended to change the scheduled commitment termination date (the “Termination Date”) to September 30, 2017. The LOC agreement can be terminated on the earliest to occur of (i) the date declared by the lender in respect of the occurrence of an event of default, (ii) a date selected by the Company upon at least 30 days’ prior written notice to the lender, or (iii) the Termination Date.

8. Subsequent Events

The Investment Manager evaluated subsequent events through the date the financial statements were issued and concluded that there were no recognized or unrecognized subsequent events that required disclosure in or adjustment to the Company’s financial statements.

FEG Absolute Access Fund LLC

Company Management

(unaudited)

The identity of the Board Members and brief biographical information as of March 31, 2017 is set forth below. The Company’s Statement of Additional Information includes additional information about the Board Members and is available, without charge, by calling 1-888-268-0333.

INDEPENDENT DIRECTORS
Name, Date Of Birth, And Address	Position(s) Held With The Company	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Director	Number Of Portfolios In Fund Complex Overseen By Director
David Clark Hyland August 13, 1963 6596 Madeira Hills Drive, Cincinnati, OH 45243	Director; Chairman of Audit Committee	Indefinite; Since Inception	Associate Professor of Finance, Xavier University since 2008; Board of Advisors, Sterling Valuation Group, 2006-present.	4
Gregory James Hahn January 23, 1961 2565 Durbin Drive, Carmel, IN 46032	Director; Audit Committee Member	Indefinite; Since Inception	Chief Investment Officer, Portfolio Manager, Investment Strategy, Winthrop Capital Management, LLC since 2007.	4

INTERESTED DIRECTORS AND OFFICERS
Name, Date Of Birth, And Address	Position(s) Held With The Company	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Director Or Officer	Number Of Portfolios In Fund Complex Overseen By Director Or Officer
Ryan S. Wheeler February 6, 1979 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	President; Secretary	Indefinite; Since February 2017 (President) and Inception (Secretary)	Director of Fund Operations since 2012 and Research Analyst from 2008-2012, Fund Evaluation Group, LLC.	4
Mary T. Bascom April 24, 1958 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Treasurer	Indefinite; Since Inception	Chief Financial Officer, since 1999, Fund Evaluation Group, LLC.	4

FEG Absolute Access Fund LLC

Company Management (continued)

(unaudited)

INTERESTED DIRECTORS AND OFFICERS (continued)
Name, Date Of Birth, And Address	Position(s) Held With The Company	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Director Or Officer	Number Of Portfolios In Fund Complex Overseen By Director Or Officer
Julie T. Thomas July 10, 1962 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Chief Compliance Officer	Indefinite; Since December 2016	Chief Compliance Officer, Fund Evaluation Group, LLC, since November 2015; Vice President, Deputy Chief Compliance Officer, The Ohio National Life Insurance Company, January 2015-November 2015; Chief Compliance Officer, 2013-2015, Director, Fund Compliance, 2012-2013, Fund Compliance Officer, 2011-2012; Suffolk Capital Management LLC, Fiduciary Capital Management, LLC, Ohio National Investments, Inc., and Ohio National Fund.	4
Kevin J. Conroy December 14, 1977 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Vice President	Indefinite; Since August 2016	Vice President of Hedged Strategies and Assistant Portfolio Manager since 2014, Senior Analyst of Hedged Strategies, 2012-2014, Analyst of Hedged Strategies, 2011-2012, Fund Evaluation Group, LLC.	4

FEG Absolute Access Fund LLC

Other Information

(unaudited)

Information on Proxy Voting

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-268-0333. It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-268-0333, and on the SEC's website at http://www.sec.gov.

Availability of Quarterly Report Schedule

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Management and Sub-Advisory Agreements

At a meeting of the Board of the Company held on February 21, 2017, by a unanimous vote, the Board, including a majority of the Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”), approved the continuation of the investment management agreement (the “Investment Management Agreement”) between the Investment Manager and the Company and the sub-advisory agreement among the Investment Manager, Sub-Adviser, and the Company (the “Sub-Advisory Agreement”, and together with the Investment Management Agreement, the “Advisory Agreements”).

In advance of the meeting, the Directors requested and received extensive materials from the Investment Manager and Sub-Adviser to assist them in considering the approval of the Advisory Agreements. The materials provided by the Investment Manager, and Sub-Adviser contained information including detailed comparative information relating to the performance, advisory fees and other expenses of the Company.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager and Sub-Adviser. The Board then met in executive session with the counsel to the Independent Directors for a full review of the materials. Following this session, the meeting reconvened and after further discussion the Board determined that the information presented provided a sufficient basis upon which to approve the Advisory Agreements.

Discussion of Factors Considered

The Board considered, among other things: (1) the nature and quality of the advisory services rendered, including, the complexity of the services provided; (2) the experience and qualifications of the personnel providing such services; (3) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (4) the direct and indirect costs that may be incurred by the Investment Manager, the Sub-Adviser, and their affiliates in performing advisory services for the Company, the basis of determining and allocating these costs, and the estimated profitability to the Investment Manager and its affiliates in performing such services; (5) possible economies of scale arising from any anticipated growth of the Company and the extent to which these would be passed on to the Company; (6) other compensation or possible benefits to the Investment Manager, the Sub-Adviser, and their affiliates arising from their advisory and other relationships with the Company; (7) possible alternative fee structures or bases for determining fees; (8) the fees charged by the Investment Manager and other investment managers to similar clients and in comparison to industry fees for similar services; (9) the allocation of total fees between the Investment Manager and the Sub-Adviser with respect to the Company; and (10) possible conflicts of interest that the Investment Manager and the Sub-Adviser may have with respect to the Company. It was noted that the Sub-Adviser does not perform similar services for other clients.

FEG Absolute Access Fund LLC

Other Information (continued)

(unaudited)

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager and the Sub-Adviser to the Company are appropriate and consistent with the terms of the Company's Amended and Restated Limited Liability Company Operating Agreement, that the quality of those services are anticipated to be consistent with industry norms and that the Company is likely to benefit from the Investment Manager’s and the Sub-Adviser’s management of the Company's investment program.

The Board noted the Company's outperformance when compared against the Company's benchmark for the 1-, 3-, 5- and 7-year time periods.

The Board also concluded that the Investment Manager and the Sub-Adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and have demonstrated their continuing ability to attract and retain qualified personnel.

The Board considered the anticipated costs of the services provided by the Investment Manager, and the compensation and benefits received by the Investment Manager in providing services to the Company. The Board reviewed the financial statements of the Investment Manager. In addition, the Board considered any direct or indirect revenues which may be received by the Investment Manager, the Sub-Adviser, and their affiliates. The Board concluded that the Investment Manager’s anticipated fees and profits to be derived from its relationship with the Company in light of the Company's expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment managers for managing comparable funds. The Board also considered that the subadvisory fee received by InterOcean reflected the overall value of services provided to the Company and to the Investment Manager, generally. The Board also concluded that the overall expense ratios of the Company was reasonable, taking into account the projected size of the Company and the quality of services provided by the Investment Manager.

The Board considered the extent to which economies of scale were expected to be realized relative to fee levels as the Company's assets grow.

The Board considered all factors and no one factor alone was deemed dispositive. After further discussion the Board determined that the information presented provided a sufficient basis upon which to approve the Management Agreement and Sub-Advisory Agreement.

Conclusion

After receiving full disclosure of relevant information of the type described above, the Board of Directors of the Company concluded that the compensation and other terms of the Advisory Agreements were in the best interests of the Company's Members.

FEG Absolute Access Fund LLC

Privacy Policy

(unaudited)

In the course of doing business with shareholders, FEG Absolute Access Fund LLC (the “Fund”) collects nonpublic personal information about shareholders. "Nonpublic personal information" is personally identifiable financial information about shareholders. For example, it includes shareholders’ social security number, account balance, bank account information, and purchase and redemption history.

The Fund collects this information from the following sources:

●	Information it receives from shareholders on applications or other forms;
●	Information about shareholder transactions with the Fund and its service providers, or others;
●	Information it receives from consumer reporting agencies (including credit bureaus).

What information does the Fund disclose and to whom does the Fund disclose information?

The Fund only discloses nonpublic personal information collected about shareholders as permitted by law. For example, the Fund may disclose nonpublic personal information about shareholders:

●	To government entities, in response to subpoenas or to comply with laws or regulations.
●	When shareholders direct the Fund to do so or consent to the disclosure.
●	To companies that perform necessary services for the Fund, such as data processing companies that the Fund uses to process shareholders transactions or maintain shareholder accounts.
●	To protect against fraud, or to collect unpaid debts.
●	Information about former shareholders.

If a shareholder closes its account, the Fund will adhere to the privacy policies and practices described in this notice.

How the Fund safeguards information

Within the Fund, access to nonpublic personal information about shareholders is limited to employees and in some cases to third parties (for example, the service providers described above), as permitted by law. The Fund and its service providers maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions,  regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that David C. Hyland and Gregory J. Hahn are each qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are $43,500 for 2016 and $45,000 for 2017.

Audit-Related Fees

(b) The aggregate fees billed in the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $11,750 for 2016 and $5,000 for 2017.

Tax Fees

(c) The aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $35,000 for 2016 and $36,000 for 2017.

All Other Fees

(d) The aggregate fees billed in the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2017.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant was $150,600 for 2016 and $206,050 for 2017.

 (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICIES AND PROCEDURES

FEG Absolute Access Fund LLC and FEG Absolute Access Fund I LLC (the “Funds”) are clients of FEG Investors, LLC (the “Firm”). All proxy voting responsibilities of the Funds are performed by the Firm, with the assistance of the administrator of the Funds.

The Firm will accept discretionary authority over a client’s proxy if the Firm has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Firm will not be voting proxies or the client does not retain voting authority.

The Firm may utilize a third party service provider for proxy voting matters. Designated supervisor(s) (“voting officer(s)”) have been delegated the authority for monitoring proxy actions, making voting decisions in accordance with these policies, and ensuring that proxies are submitted in a timely manner. The applicable voting officer will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period.

In voting proxies, the Firm will vote strictly in accordance with the best interests of the beneficiaries and in light of the purposes for which each individual account was created. The Firm will generally support the management nominees of the issuer, because the company knows the individuals best to lead it. In addition, proxies will generally be voted along management's guidelines as indicated on the proxy. The review of long-term and short-term advantages will be weighed when making these decisions.

Support will be given for proposals that support shareholder rights and increase management accountability to the shareholders without sacrificing management’s flexibility.

In some situations, the Firm expects that proxies could request the Firm to vote in favor of measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question. However, the Firm still anticipates voting proxies in favor of management despite any reduction in rights, powers and authority, and/or increase the duties and obligations if (a) the Firm reasonably believes that continuing to hold such security has a reasonable probability of conferring client benefits outweighs the adverse affect on the client of such proxy request; and (b) the approval of such proxy would not result in the Firm violating applicable investment objectives, policies or restrictions.

Unless a proxy is passed on to an authorized voter, the Firm will record the date proxies are voted, and those not voted will be specified with the underlying reason. Each item to be voted on should be voted separately and individually, not voted in blank. The proxy must be dated and signed in the Firm’s name and the capacity in which it serves should be on the proxy, plus the voting officer's name and title. The applicable voting officer is responsible for ensuring that the following proxy records are maintained for five (5) years, the first two in an appropriate office of the Firm:

1.	Records of proxy statements received regarding client securities;
2.	Records of each vote cast by the Firm on behalf of a client;
3.	Copies of any document created by the Firm that was material to making a decision on voting clients’ securities;
4.	Records of all communications received and internal documents created that were material to the voting decision; and
5.	Each written client request for proxy voting information and the Firm’s written response to such client request (written or oral) for proxy voting information.
6.	Documentation noting the rationale behind each proxy vote decision made.

If the Firm utilizes a third–party, service provider for proxy voting, the Firm will rely on the provider to maintain proxy statements and records of proxy votes cast. The Firm will obtain an undertaking from the third party to provide a copy of the documents promptly upon request.

The applicable voting officer shall be responsible for determining whether a proxy raises a conflict of interest with respect to the Firm. The voting officer will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Firm’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled.

The Firm is aware of the following potential conflicts that could exist:

•	The Firm receives increased compensation as a result of the proxy vote due to increased or additional fees or other charges to be paid by the client.
•
The Firm retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer subject to a proxy. This type of relationship may influence the Firm to vote with management on proxies to gain favor with management.

•
The Firm retains a client or investor, or is in the process of retaining a client or investor that is an officer or director of an issuer that is held in a client’s portfolio. The similar conflicts of interest exist in this relationship as discussed above.

•
The Firm’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a Firm employee may be a high-level executive of an issuer that is held in a client’s portfolio. The spouse could attempt to influence the Firm to vote in favor of management.

•
The Firm or an employee personally owns a significant number of an issuer’s securities that are also held in a client’s portfolio. For any number of reasons, an employee may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee could oppose voting the proxies according to the policy and successfully influence the Firm to vote proxies in contradiction to the policy.

The Firm realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Firm’s Chief Compliance Officer and applicable voting officer of any material conflict that may impair the Firm’s ability to vote proxies in an objective manner.

The applicable voting officer will perform one of the following duties as a result:

1.	Vote the proxy in accordance with the Firm’s proxy policies;
2.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtaining consent before voting;
3.	Employ an outside service provider to advise in the voting of the proxy;
4.	Employ an outside service provider to vote the proxy on behalf of the Firm and its clients; or
5.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

The applicable voting officer will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Firm to resolve the conflict of interest, and the vote(s) as a result.

To obtain information on how FEG Investors voted proxies, please contact:

FEG Investors, LLC
201 East Fifth Street, Suite 1600
Cincinnati, Ohio 45202

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of June 22, 2017:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Gregory M. Dowling	Chief Investment Officer	Since Inception	Managing Principal and Director of Hedged Strategies for Fund Evaluation Group since 2004
J. Alan Lenahan	Chief Investment Officer	Since Inception	Managing Principal and Director of Hedged Strategies for Fund Evaluation Group since 2002

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers of the Investment Manager are primarily responsible for the day-to-day portfolio management as of March 31, 2016:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Gregory M. Dowling	Registered Investment Companies	1	$74,200,057	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
J. Alan Lenahan	Registered Investment Companies	1	$74,200,057	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interests

The Fund’s Portfolio Managers are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including registered and unregistered hedge funds and funds of hedge funds.  They may manage separate accounts or other pooled investment vehicles which may have materially higher or different fee arrangements than the Fund and also may be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Manager and Sub-Adviser have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Manager and Sub-Adviser have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The compensation of the Portfolio Managers includes a combination of the following: (i) fixed annual salary; and (ii) a discretionary bonus tied to the overall profitability of the Investment Manager and their affiliates, as applicable.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2017:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Gregory M. Dowling	$50,001-$100,000
J. Alan Lenahan	$50,001-$100,000

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee accepts and reviews member recommendations for directors as long as the recommendation submitted by a member includes at a minimum: the name, address and telephone number of the recommending member and information concerning the member’s interest in the registrant in sufficient detail to establish that the member held an interest on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the nominating committee in evaluating the recommended nominee’s qualifications to serve as a director. A member recommendation for director may be submitted to the registrant by sending the nomination to the nominating committee.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions,  have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) are effective, except for the item noted below, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls, and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

●
As a Regulated Investment Company (RIC), the Registrant is required to pass certain qualification tests in order to maintain its status as a RIC for tax purposes. Failure to qualify as a RIC may result in the Registrant being taxed as a corporation or assessed a penalty to cure its failed RIC status. The Registrant has processes in place to monitor the compliance with the RIC qualification tests. However, the Registrant’s controls related to the monitoring of the 90% gross income test were not properly designed to identify potential non-compliance with the 90% gross income test, which was determined to be a material weakness. The Registrant will implement additional controls to more timely monitor compliance with the gross income test, including through discussions with the underlying fund managers on a quarterly basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The code of ethics of the registrant, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-
Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	FEG ABSOLUTE ACCESS FUND I LLC

By (Signature and Title)*	/s/ Ryan S. Wheeler
Ryan S. Wheeler, President
(principal executive officer)

Date	JUNE 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ryan S. Wheeler
Ryan S. Wheeler, President
(principal executive officer)

Date	JUNE 22, 2017

By (Signature and Title)*	/s/ Mary T. Bascom
Mary T. Bascom, Treasurer
(principal financial officer)

Date	JUNE 22, 2017

*	Print the name and title of each signing officer under his or her signature.